UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 11, 2006

Century Properties Growth Fund XXII

(Exact name of Registrant as specified in its charter)

            California

        0-13418

        94-2939418

(State or other jurisdiction

(Commission

     (I.R.S. Employer

      of incorporation)   File Number)   Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02

Termination of a Material Definitive Agreement.

Century Properties Growth Fund XXII, a California limited partnership (the “Registrant”), owns a 100% interest in Plantation Creek CPGF 22 L.P., a Delaware limited partnership (the “Partnership”). The Partnership owns Plantation Creek Apartments (“Plantation Creek”), a 484-unit apartment complex located in Atlanta, Georgia.  As previously disclosed, on March 13, 2006, the Partnership entered into a Purchase and Sale Contract (the “Purchase Agreement”) with a third party, TVO Real Estate Corporation, an Illinois Corporation (the “Purchaser”), to sell Plantation Creek to the Purchaser for a total sales price of $27,000,000.

On April 11, 2006, the Purchaser delivered written notice of its election to terminate the Purchase Agreement pursuant to its terms and the Purchase Agreement was thereby terminated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY PROPERTIES GROWTH FUND XXII

By:

FOX PARTNERS IV

General Partner

By:

FOX CAPITAL MANAGEMENT CORPORATION

Managing General Partner

By:

/s/Martha L. Long

Martha L. Long

Senior Vice President

Date:

April 14, 2006